Other Income (Expense), Net	12 Months Ended
Dec. 31, 2024
Analysis of income and expense [abstract]
Other Income (Expense), Net	Other Income (Expense), Net

(in millions)	2024	2023	2022
Loss on hedging activities	$(82)	$(78)	$—
Other(1)	70	$21	$22
Total other income (expense), net	$(12)	$(57)	$22
(1) Relates primarily to foreign currency gains and losses, share of profits of joint ventures and gains on the sale of property, plant and equipment and intangible assets.